UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2020

CO-DIAGNOSTICS, INC.

(Exact name of registrant as specified in its charter)

Utah	1-38148	46-2609363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109

(Address of principal executive offices)

(801) 438-1036

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CODX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of the stockholders of Co-Diagnostics, Inc. (the “Company”) was held via live webcast on December 16, 2020 (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on two proposals as set forth below, each of which are described in detail in the 2020 Proxy Statement filed with the U.S. Securities and Exchange Commission on November 3, 2020.

There were 16,648,543 shares of common stock present at the Annual Meeting in person or by proxy, which constituted a quorum for the transaction of business. In deciding the proposals at the Annual Meeting, each share of common stock represented one vote.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

Proposal #1: The individuals listed below were elected at the 2020 Annual Meeting to serve as directors of the Company until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified:

Director Nominee	Votes For	Withheld	Broker Non-Votes
Dwight H. Egan	4,077,883	806,401	11,764,299
Eugene Durenard, Ph.D.	4,100,323	783,961	11,764,299
Edward L. Murphy	4,025,984	858,300	11,764,299
Richard S. Serbin	3,416,410	1,467,874	11,764,299
James B. Nelson	2,859,245	2,025,039	11,764,299

Each of the individuals listed above was elected as a director of the Company to serve until the 2021 annual meeting of stockholders and until successors are duly elected or until the earliest of their removal or resignation.

Proposal #2: The ratification of the appointment of Haynie & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. There were no broker non-votes on this matter. This proposal was approved as set forth below:

For (%)	Against (%)	Abstain
15,356,212 (94.6%)	881,101 (5.4%)	356,303

The stockholders voted to ratify the selection of Haynie & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CO-DIAGNOSTICS, INC.

By:	/s/ Reed Benson
Name:	Reed Benson
Title:	Chief Financial Officer and Secretary

Date: December 17, 2020